Lord Abbett Mid Cap Stock Fund

Supplement dated September 17, 2013 to the
Summary Prospectus dated May 1, 2013

Effective October 1, 2013, the following replaces the subsection titled “Management – Portfolio Managers” on page 7 of the summary prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Jeff Diamond, Portfolio Manager	2008
Noah Petrucci, Portfolio Manager	2012

Please retain this document for your future reference.